                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8

                      AMENDMENT TO APPLICATION OR REPORT
                Filed pursuant to Section 12, 13 or 15(d) of
                     THE SECURITIES EXCHANGE ACT OF 1934


                          Union Planters Corporation
              (Exact name of registrant as specified in charter)


                               AMENDMENT NO. 1


The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated February 8, 1994, as set forth in the pages attached hereto.

Item 5.   Other Events

          Table of Probable Acquisitions - Consideration - approximate shares to be issued to First National Bancorp of Shelbyville, Inc., Liberty Bancshares, Inc., Earle Bancshares, Inc., and BANCFIRST Corporation.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Union Planters Corporation
                                                 (Registrant)



Date: February 23, 1994                    By: /s/ M. Kirk Walters
      -----------------                       --------------------------------
                                              M. Kirk Walters
                                              Senior Vice President, Treasurer
                                              and Chief Accounting Officer

ITEM 5. OTHER EVENTS
- --------------------
         Since December 31, 1992, Union Planters Corporation (the Corporation) has completed twelve acquisitions through January 1, 1994, and has seven probable acquisitions pending. All of the acquisitions, except two, are individually insignificant (do not exceed 10% of consolidated pre-tax earnings or total assets). The Corporation's aggregate insignificant acquisitions exceed 20% of the Corporation's total assets at December 31, 1992. Accordingly, the Corporation is filing the December 31, 1992 audited financial statements and the most recent interim financial statements for a substantial majority of the aggregate insignificant acquisitions in accordance with Rule 3-05 of Regulation S-X.

         The following tables list the completed and probable acquisitions as of January 31, 1994. Reference is made to the Corporation's 1992 Annual Report on Form 10-K, September 30, 1993 Form 10-Q, and Current Reports on Form 8-K dated September 27, and October 14, 1993 and January 10 and 11, 1994 for additional information.

CONSUMMATED ACQUISITION

                                                                                                Total Assets
                           Date                                  Purchase       Resulting        at Date of
    Institution          Acquired          Consideration          Price         Goodwill        Acquisition
- ---------------------    --------      ---------------------     --------      ----------       ------------
                                                                      (Dollars in millions)
Bank of East Tennessee   01/01/93     Series E Preferred Stock     $25.3          $7.0              $231
(BOET) (a)

Security Trust Federal   01/01/93     Cash                          22.0           3.0               261
Savings and Loan
Association and
SaveTrust Federal
Savings Bank (Security
Trust/SaveTrust)

First Federal Savings    02/26/93     Common Stock                    NM (b)      Note (c)           187
Bank of Maryville                     (Conversion/Acquisition-
(Maryville)                           625,000 shares)

First State Bancshares,  03/12/93     Cash and Common Stock          3.9            .4                34
Inc. (FSB), Parent
Company of First State
Bank of Fayette County
in Somerville,
Tennessee (Somerville)

First Cumberland Bank    03/15/93     Cash                            .2             -                20
in Madison, Tennessee

Farmers Union Bank in    04/01/93     Cash                           9.5           4.2                78
Ripley, Tennessee
(Farmers Union)

Garrett Bancshares,      05/31/93     Common Stock                Pooling of         -               174
Inc., Parent Company                  (613,088 shares)            Interests
of Bank of
Goodlettsville in
Goodlettsville,
Tennessee (GBI)

Erin Bank & Trust        06/01/93     Series E Preferred Stock       8.3           2.1                43
Company in Erin,
Tennessee (Erin)

                                                                                                 Total Assets
                            Date                                  Purchase       Resulting        at Date of
    Institution           Acquired          Consideration          Price         Goodwill        Acquisition
- ---------------------     --------      ---------------------     --------      ----------       ------------
                                                                      (Dollars in millions)
Hogue Holding Company,    09/01/93     Common Stock                Pooling of         -              $ 34
Inc., Parent Company                   (219,246 shares)            Interests
for Bank of Weiner in
Weiner, Arkansas (HHC)

Central State Bancorp,    09/01/93     Common Stock                Pooling of         -               109
Inc., Parent Company for               (630,350 shares)            Interests
Central State Bank in
Lexington, Tennessee
(CSB)

First State Bancshares,   10/01/93     Common Stock                Pooling of         -                86
Inc., and its subsidiary               (447,906 shares)            Interests
First State Bank of
Brownsville, Tennessee
(FFS)

Mid-South Bancorp, Inc.,  01/01/94     Common Stock                Pooling of         -               184
Parent Company of Simpson              (839,542 shares)            Interests
County Bank in Franklin,
Kentucky; Adairville
Banking Company in
Adairville, Kentucky;
General Trust Company in
Nashville, Tennessee; The
Peoples Bank of Elk Valley
in Fayetteville, Tennessee;
and First Citizens Bank
in Franklin, Columbia and
Mt. Pleasant, Tennessee
(MSB)


(a) The Corporation had previously acquired 17.93% of the common stock of BOET ($3.4 million), and on January 1, 1993 purchased an additional 43.93% of the common stock of BOET in exchange for 331,741 shares of the Corporation's Series E Preferred Stock ($11.1 million). Effective May 3, 1993, the Corporation acquired the remaining outstanding common stock of BOET for 317,045 shares of the Corporation's Series E Preferred Stock ($10.8 million).

(b) The Corporation acquired Maryville, a mutual savings bank, which pursuant to a conversion/acquisition converted to a federal stock charter, all of the stock of which was acquired by the Corporation in exchange for a capital contribution equalling approximately $14.1 million derived in part from the proceeds of an offering of the Corporation's Common Stock made in connection with the conversion/acquisition.

(c) The recording of the acquisition of Maryville using the purchase method of accounting resulted in negative goodwill of approximately $9.4 million, $8.1 million of which was deducted from noncurrent, nonmonetary assets (premises and equipment, fair value adjustment of loans, prepaid software and mortgage servicing rights). The remaining negative goodwill of $1.3 million was recorded in other liabilities and is being amortized over 7 years.

PROBABLE ACQUISITIONS

     The probable acquisitions are as follows:

                                                                        Method of               Total
         Institution                        Consideration(a)            Accounting              Assets
- ---------------------------------           -------------               ----------              ------
                                                                                             (In millions)
Clin-Ark Bancshares, Inc. Parent            Approximately               Pooling of               $ 48
Company for First National Bank             227,768 shares of           Interests
of Clinton in Clinton, Arkansas             the Corporation's
(Clin-Ark)                                  Common Stock

                                                                        Method of               Total
         Institution                        Consideration(a)            Accounting              Assets
- ---------------------------------           ----------------            ----------              ------
                                                                                             (In millions)
Tennessee Bancorp, Inc., Parent             Cash equal to               Purchase                 $ 92
Company of Tennessee National               1.5 times net
Bank in Columbia, Tennessee (TBI)           book value at
                                            closing

First National Bancorp of                   Approximately               Pooling of                164
Shelbyville, Inc., Parent Company           975,000 shares              Interests
of First National Bank of                   of the Corporation's
Shelbyville in Shelbyville,                 Common Stock
Tennessee (FNB)

Anderson County Bank in                     Cash equal to               Purchase                   19
Clinton, Tennessee                          1.6 times net book
                                            value at closing

Liberty Bankshares, Inc.,                   Approximately               Pooling of                174
Parent Company of Liberty                   1,322,000 shares            Interests
Federal Savings Bank in                     of the Corporation's
Paris, Tennessee                            Common Stock

Earle Bancshares, Inc.,                     Approximately               Pooling of                 40
Parent Company of                           375,000 shares              Interests
First Southern Bank in                      of the Corporation's
Earle, Arkansas                             Common Stock

BANCFIRST Corporation; Parent               Approximately               Pooling of                267
Company of BANKFIRST a federal              2,054,000 shares            Interests
savings bank in Decatur,                    of the Corporation's
Alabama                                     Common Stock

(a) The numbers of shares to be issued is subject to change based on the stock price of the Corporation's common stock at the date the acquisitions are consummated.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

          2 Agreement and Plan of Reorganization, along with the Plan of Merger annexed thereto as Exhibit A, dated as of January 27, 1994 between Union Planters Corporation and BFC Acquisition Company, Inc. and BANCFIRST Corporation and BANKFIRST, a federal savings bank

         23      Accountants' Consents

                 (a) Consent of Deloitte & Touche to incorporate their opinion into this Current Report on Form 8-K and into various registration statements for benefit plans and the dividend reinvestment plan

         99      Additional Exhibits

                 (a) BANCFIRST and Subsidiary Consolidated Financial Statements for the Year Ended September 30, 1993

                                                                                              Page
                                                                                              ----
                 1.       Independent Auditors' Report                                         1

                 2.       Consolidated Statements of Financial                                2-3
                          Condition as of September 30, 1993 and
                          1992

                                                                                             Page
                                                                                             ----
                 3.       Consolidated Statements of Income for                               4-5
                          the Years Ended September 30, 1993,
                          1992, and 1991

                 4.       Consolidated Statements of Stockholders'                             6
                          Equity for the Years Ended September 30,
                          1993, 1992, and 1991

                 5.       Consolidated Statements of Cash Flows                               7-8
                          for the Years Ended September 30,
                          1993, 1992, and 1991

                 6.       Notes to Consolidated Financial                                     9-26
                          Statements

                 (b)      Union Planters Corporation Press Release
                          Accounting the Acquisition of BANCFIRST